Exhibit 10.2

Call Option Agreement

Between

Fujian Blue Hat Interactive Entertainment Technology Ltd.

And

Xiamen Duwei Consulting Management Co., Ltd.

November 13, 2018

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Call Option Agreement

Party A: Xiaodong CHEN

ID Number: 350102196711020039

Address: Room 2605, No.108 East Taojin Road, Yuexiu District, Guangzhou

Party B: Xiamen Duwei Consulting Management Co., Ltd.

Legal representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center, No.97 Xiangyu Road, Administration of Xiamen Area of China (Fujian) Pilot Free Trade Zone

Target Company: Fujian Blue Hat Interactive Entertainment Technology Ltd. (the “Target Company”)

Legal Representative: Xiaodong CHEN

Address: Room 402, Floor 4, Industrial Design Center, Cross-Strait Longshan Culture Creative Industry Park, No.84, South Longshan Road, Siming District, Xiamen

Whereas:

(1)	The Target Company is a company limited by shares incorporated lawfully and existing validly within the territory of the People’s Republic of China, and Party A holds 67.21% shares as a shareholder of the Target Company.
(2)	Party B is a wholly foreign-owned enterprise incorporated lawfully and existing validly in accordance with the laws of the People’s Republic of China and provides technical support, strategic consulting and other related services to the Target Company as an important partner of the Target Company.
(3)	Party A and the Target Company intend to grant the Part B, the exclusive option to purchase all or part of the shares and the assets (including all forms of tangible and intangible assets) of the Target Company held by Party A, either by Party B itself or through its designated person.

Now therefore, through mutual consultation, the parties have reached the following agreements:

Article 1 Grant and Exercise of Call Option

1.1       Granting Purchase Option

According to the requirements of Chinese laws and the provisions of this Agreement, the parties agree that Party B own the exclusive right to choose at any time to purchase all or part of shares or assets of the Target Company held by Party A through Party B itself or

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its designated person (herein after referred to as “Purchase Options”) The purchase options may be exercised by Party B or the person designated by Party B which is irrevocable during the term of this Agreement. Party A agrees that any third party except for Party B shall not own purchase options to the shares or assets of the Target Company or other rights related to the Target Company.

1.2       Exercise of Option

Based on the requirements of Chinese law, Party B or its nominated person may send a written notice to Party A and/or the Target Company (as the case may be) (hereinafter referred to as the “Notice of Exercise”) and specify that it will purchase the shares or the shares of the assets purchased from the Target Company (hereinafter referred to as the “Purchased Shares/Assets”) and the way of purchase, the purchase options are excised. Party B or its designee may independently decide when, how and how often to exercise the option.

1.3       Effect of Notice of Exercise

Within thirty (30) days from receipt of the notice of execution, Party A and/or the Target Company (as the case may be) shall sign the Equity/Asset Transfer Contract and other documents (the “Transfer Documents”) for the transfer with Party B or its nominated person. And Party A irrevocably waived its right of first refusal to purchase all the other shares sold by the other party to Party B.

1.4       Registration

After the transfer documents are signed, Party A and/or the Target Company must unconditionally cooperate with Party B to handle any necessary matters related with transfer including approvals, permits, registrations, filings, etc. Party A shall transfer without any security interests the effective ownership of purchased equity/asset to Party B or its designated person who become the registered owner of the purchased equity/asset.

1.5       Joint Responsibility

The obligations and responsibilities of Party A and the Target Company to Part B are joint liability under this Agreement.

Article 2 Subscription Price

2.1	Subject to applicable PRC laws, Party B has the right to purchases all or part of the equity interests or assets of the Target Company held by Party A at any time, either at its own discretion or through its designated person, at the lowest price (the “exercise price”) permitted by the then-current Chinese law.

Article 3 Representation and Warranty

3.1       Representations and Warranties

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Each of the party represents and warrants to the other party that:

(1)	It has all requisite power, capability and authority to execute this Agreement and perform its obligations and liabilities under this agreement. This Agreement constitutes the legally valid and binding obligation to the party and is enforceable against the party in accordance with its terms upon execution.
(2)	The execution, delivery or performance of this Agreement will not (i) lead to violation of any law of the PRC; (ii) conflict with the by-law or other constitutional documents; (iii) lead to breach of or default under any contract or document to which it is a party or which has binding force upon it; (iv) lead to breach of any conditions on the basis of which any permit or approval is issued to any party hereto and (or) maintenance thereof.
(3)	The information provided by itself or its agents, employees or representatives to the other party is true, complete, accurate and no misleading in all material respect.

3.2       Additional Representations and Warranties of the Target Company and Party A

The Target Company and Party A provide to Party B the following additional representations and warranties:

(1)	Party A has good and sellable title to its equity in the Target Company, except for the pledges stipulated under the <Equity Pledge Agreement> signed by the parties on the same day with the agreement, and there is no other right burden on it.
(2)	The Target Company has good and sellable ownership of all its assets and there is no any security interest or other rights burden on such assets.
(3)	The Target Company complies with all applicable laws and regulations (including but not limited to the laws and regulations applicable to asset acquisition)
(4)	There are no pending or potential litigation, arbitration or administrative proceedings relating to the Target Company or its equity or assets.
(5)	After Party B or its designated person exercises the purchase option under this Agreement to obtain the underlying equity or assets, the Target Company and Part A will not take any detriment action to the validity or any interests of the equity or assets, or the validity of the act of transferring the equity or assets.

Article 4 Other Provisions

4.1       Prohibition of the Target Company

Before Party B or its nominated person excises the purchase option to acquire the entire equity or assets of the Target Company, without Party B’s prior written consent, the Target Company is prohibited to:

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(1)	Sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in any asset, business or income, or allow any other security interest to be set up on it;
(2)	Enter into the transactions that will materially affect its assets, liabilities, operations, equity and other legal rights;
(3)	Occur, inherit, guarantee or allow to have any debt, except for the debt which is (i) incurred in the ordinary course of business other than the debt arising from the borrowing; and(ii)disclosed to Party B and approved by Party B in writing;
(4)	Sign any contract involving any obligation(whether there is an obligation or not) or single payment exceeding RMB 100 thousand per year or accumulatively exceeding RMB 500 thousand, or be bound by such contract (a series of related contracts shall be deemed as one contract and the amount involved in the series of contracts should be calculated cumulatively);
(5)	Provide loans or credit to anyone;
(6)	Merge or associate with anyone or acquire or invest in anyone;
(7)	Enter into any agreement or arrangement with any of its affiliates, except for an agreement or arrangement with Party B signed on the same date as this Agreement; or
(8)	Distribute dividends to shareholders in any form.

4.2       Prohibition of the Target Company and Party A

Before B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company without the prior written consent of Party B, the Target Company, Party A shall not jointly or unilaterally conduct the following actions:

(1)	Sell, transfer, mortgage or otherwise dispose of the Target Company’s equity/assets or allow any equity burden on it, except for pledges made under the <Equity Pledges Agreement> signed by the parties on the same day as this Agreement;
(2)	Add, change or modify the Articles of Associations of the Target Company in any way, and such supplements, changes or modifications will materially affect the Target Company’s assets, liabilities, operations, equity and other legal rights;
(3)	Appoint, revoke or replace any director, supervisor or manager of the Target Company;
(4)	Increase or decrease the registered capital of the Target Company or change its shareholding structure in any other way;
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(5)	Promote the Target Company to enter into transactions that will materially affect its assets, liabilities, operations, equity and other legal rights; or
(6)	Procure the shareholders meeting of the Target Company to pass resolution regarding dividend distribution.

4.3       Actions of the Target Company and Party A

Before Party B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, the Target Company and Party A shall:

(1)	Maintain the existing of the Target Company in accordance with good financial and commercial standards; practice and operate its business cautiously and effectively;
(2)	Operate all the business of the Target Company in the ordinary course of business in order to maintain the asset value of the Target Company and perform no action /inaction which may affect its operating status or asset value;
(3)	At the request of Party B, provide all information regarding operation and financial status of the Target Company;
(4)	Notify B promptly of litigation, arbitration or administrative procedures that have occurred or may occur in connection with the Target Company or its equity or assets;
(5)	Purchase insurance from the insurance company accepted by Party B and maintain the insurance at all times, and the amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually adopted by the company operating similar businesses or having similar assets or assets in the same region;
(6)	In order to maintain ownership of entire assets of the Target Company, sign all necessary and appropriate documents; take all necessary and appropriate actions and make all necessary and appropriate charge and appropriate defenses against all claims;
(7)	Distribute all the distributable profits of the Target Company to its shareholders immediately upon the request of Party B; and
(8)	Appoint any person designated by Party B as the director of the Target Company upon the request of Party B.

Article 5 Compensation

5.1	If any of the representations or warranties made by any party under Article 3 become untrue or inaccurate, the relevant party shall promptly notify other party in writing and shall provide remedies according to reasonable requests made by the other party. Each
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party agrees to indemnify any other party the debts, obligations, compensation, fines, awards, litigation, cost, expenses and disbursements which are arising from or relating to any untruthfulness or inaccuracy in the representations and warranties made under Article 3 or because of any breach of agreement or provision under this Agreement.

Article 6 Confidentiality

6.1       General Obligation

Within 5 years after the expiration of this Agreement and after termination of this Agreement for any reason, without prior consent of the parties, either party shall be responsible for any oral or written information obtained by this Agreement and any other party from the other party in performing this Agreement (the “Confidential Information”) is confidential and may not disclose any Confidential Information to any other person.

6.2       Disclosure to the Recipient

In order to achieve the purpose of this Agreement, both parties may disclose the Confidential Information to its directors, officers, managers, partners, employees and legal, financial and professional advisors (collectively referred to as the “Recipients”) on a need-to-know basis.

6.3       Obligations of the Recipients

The parties shall ensure that their respective Recipients are aware of and comply with all their confidentiality obligations under this Agreement, as if the recipient were a party to this Agreement.

6.4       Exceptions

The Clause 6.1 shall not apply to:

(1)	The Confidential Information which is already in the public domain or comes into the public domain otherwise than by a breach of any obligation of confidentiality; or which
(2)	Disclosures by either party in accordance with the requirements of any applicable law, regulation, any regulatory department or any applicable rules of any stock exchange, but such disclosure is limited to the scope of such regulations or requirements and is feasible under the circumstances, other party should be given the opportunity to review the contents of the disclosure and provide comments on the disclosure before disclosure;
(3)	Disclosures by any party pursuant to any governmental regulation or judicial or regulatory process or in any judicial, regulatory or arbitral proceedings in any legal proceedings, proceedings or proceedings arising out of or in connection with this Agreement, but relevant disclosures are limited to the scope of these requirements or procedural requirements, and where feasible, other party are given the opportunity to review the disclosure and provide comments on the disclosure before disclosure.
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Article 7 Term and Termination

7.1       Term

This Agreement shall come into force after execution by the authorized representatives of both parties on the date first written above. This Agreement shall be valid for ten (10) years unless Party B terminates it early in accordance with the provisions of Article 7.2, or both parties agree in writing to terminate it ahead of schedule. Unless Party B notify Party A in writing thirty (30) days in advance that the Agreement will not be renewed, the term of this Agreement shall be automatically renewed for one (1) year at the expiration date of the validity term, and so on.

7.2       Termination

The Target Company and Party A shall not terminate this Agreement in any circumstance for any reason. Party B may at its own discretion terminate the agreement upon a one-month prior written notice.

(1)	Any party does not comply with any obligations, stipulations and conditions in this Agreement, and the party does not correct such breach within ten (10) days after Party B sends a written notice to Party A; and
(2)	The Target Company suspends its business, loses the ability to repay the debts, becomes bankruptcy or the object of liquidation or dissolution procedures, is not able to repay the debts due and payable or dissolved according to laws.

7.3       Action after Termination

The other party is not entitled to claim any right to the pledgee for any loss (including loss of business or profits) suffered by the termination of this Agreement for any reason. Termination of this Agreement does not infringe any rights or remedies of any party prior to termination and does not affect the performance by any party of any of its obligations prior to the termination of this Agreement.

7.4       Continue to be Effective

The Article 5, 6, Clause 7.3-7.4, Article 8, Clause 9.1-9.3 and Clause 9.8-9.9 shall remain valid after the termination of this Agreement.

Article 8 Notice

8.1	Unless there is a written notice to change the address specified in the preamble of this agreement, any notices by the Parties hereunder shall be sent by hand delivery, facsimile, registered mail to the addresses. If the notice is sent by registered mail, the receipt date recorded on the mail receipt shall be deemed as the service date. If it is delivered by hand
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or by fax, the date of delivery shall be deemed as the service day. If it is delivered by fax, the original should be sent to the above address by registered mail or delivered by hand immediately after the facsimile notice is served.

Article 9 Miscellaneous Provisions

9.1       Governing Law

The signing, interpretation, performance and termination of this Agreement, shall be governed by and interpreted in accordance with the laws of the People’s Republic of China.

9.2       Resolution of Disputes

Any dispute arising out of the interpretation and performance of any terms of this Agreement shall be settled by the parties through bona fide negotiation. Should the parties cannot reach an agreement to resolve the dispute with 30 days after a party submits the request of dispute negotiation, either party has the right to submit the dispute to Xiamen Arbitration Committee, where 3 arbitrators will settle the dispute according the arbitration rules of the Committee that are in force at that time. The arbitration language is Chinese. The award shall be final and binding on all parties. The arbitration fees shall be borne by the losing party unless otherwise specified by the arbitration tribunal.

9.3       Severability

In the event that any provisions hereof shall be found invalid, illegal or unenforceable due to inconformity with relevant laws, such provisions shall be invalid or unenforceable only within the relevant jurisdiction and of no prejudice to the remaining provisions. The Parties shall, through consultation in good faith, revise as far as permitted by law and in a manner most approximate to the original intention of the parties, such invalid and unenforceable provisions to the extent to which the provisions are lawful, valid and enforceable, and such revised provisions shall be, as far as possible, of same financial efficacy with those provisions that are invalid, unlawful or unenforceable.

9.4       Waiver

Any failure of any party to exercise or timely exercise any right, power or remedy under this Agreement shall not be deemed as a waiver, and any exercise of the relevant rights, power or remedy at any one time will not prevent the further exercise of such rights, power or remedy or exercise any other right, power or remedy. Without limiting the foregoing, any party waving any other party’s violation of any provisions of this Agreement shall not be deemed to have waived any later violation of this provision or any other provision of this Agreement.

9.5       Transfer Restoration

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This Agreement is binding on all parties and their successors and approved transferees. After informing other party in advance, Party B may transfer its rights and obligations under this Agreement to any person it designates. The other party cannot transfer any of their rights and obligations without Party B’s prior written consent.

9.6       Integrity of this Agreement

The agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and replaces all oral and/or written agreement, understanding and arrangements of the parties prior to the conclusion of this Agreement.

9.7       Amendment

Any amendments and supplement to this Agreement shall be made in writing by the parties. Any modification or supplement to this Agreement duly executed by the parties constitutes an integral part of this Agreement and shall have the same legal validity as this Agreement.

9.8       Titles

The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.9       Copies

This Agreement may be executed in one or more counterparts and all of which together shall constitute the same one instrument with equal legal validity.

(The following is signature page without content of agreement)

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In witness whereof, both parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

Party A	Party B

(Name Seal)	(Common Seal)

Signature: /s/ Xiaodong Chen	Signature (Authorized Representative): /s/ Xiamen Duwei Consulting Management Co., Ltd.

Target Company

(Common Seal)

Signature (Authorized Representative): /s/ Fujian Blue Hat Interactive Entertainment Technology Ltd.

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Call Option Agreement

Between

Fujian Blue Hat Interactive Entertainment Technology Ltd.

And

Xiamen Duwei Consulting Management Co., Ltd.

November 13, 2018

12

Call Option Agreement

Party A: Shaohong CHEN

ID Number: 35010219610308002X

Address: Unit 1106, No.11, Mi Shu Heng Lane, Gulou District, Fuzhou, Fujian Province

Party B: Xiamen Duwei Consulting Management Co., Ltd.

Legal representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center, No.97 Xiangyu Road, Administration of Xiamen Area of China (Fujian) Pilot Free Trade Zone

Target Company: Fujian Blue Hat Interactive Entertainment Technology Ltd. (the “Target Company”)

Legal Representative: Xiaodong CHEN

Address: Room 402, Floor 4, Industrial Design Center, Cross-Strait Longshan Culture Creative Industry Park, No.84, South Longshan Road, Siming District, Xiamen

Whereas:

(1)	The Target Company is a company limited by shares incorporated lawfully and existing validly within the territory of the People’s Republic of China, and Party A holds 27.31% shares as a shareholder of the Target Company.
(2)	Party B is a wholly foreign-owned enterprise incorporated lawfully and existing validly in accordance with the laws of the People’s Republic of China and provides technical support, strategic consulting and other related services to the Target Company as an important partner of the Target Company.
(3)	Party A and the Target Company intend to grant the Part B, the exclusive option to purchase all or part of the shares and the assets (including all forms of tangible and intangible assets) of the Target Company held by Party A, either by Party B itself or through its designated person.

Now therefore, through mutual consultation, the parties have reached the following agreements:

Article 1 Grant and Exercise of Call Option

1.1       Granting Purchase Option

According to the requirements of Chinese laws and the provisions of this Agreement, the parties agree that Party B own the exclusive right to choose at any time to purchase all or part of shares or assets of the Target Company held by Party A through Party B itself or

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its designated person (herein after referred to as “Purchase Options”) The purchase options may be exercised by Party B or the person designated by Party B which is irrevocable during the term of this Agreement. Party A agrees that any third party except for Party B shall not own purchase options to the shares or assets of the Target Company or other rights related to the Target Company.

1.2       Exercise of Option

Based on the requirements of Chinese law, Party B or its nominated person may send a written notice to Party A and/or the Target Company (as the case may be) (hereinafter referred to as the “Notice of Exercise”) and specify that it will purchase the shares or the shares of the assets purchased from the Target Company (hereinafter referred to as the “Purchased Shares/Assets”) and the way of purchase, the purchase options are excised. Party B or its designee may independently decide when, how and how often to exercise the option.

1.3       Effect of Notice of Exercise

Within thirty (30) days from receipt of the notice of execution, Party A and/or the Target Company (as the case may be) shall sign the Equity/Asset Transfer Contract and other documents (the “Transfer Documents”) for the transfer with Party B or its nominated person. And Party A irrevocably waived its right of first refusal to purchase all the other shares sold by the other party to Party B.

1.4       Registration

After the transfer documents are signed, Party A and/or the Target Company must unconditionally cooperate with Party B to handle any necessary matters related with transfer including approvals, permits, registrations, filings, etc. Party A shall transfer without any security interests the effective ownership of purchased equity/asset to Party B or its designated person who become the registered owner of the purchased equity/asset.

1.5       Joint Responsibility

The obligations and responsibilities of Party A and the Target Company to Part B are joint liability under this Agreement.

Article 2 Subscription Price

2.1	Subject to applicable PRC laws, Party B has the right to purchases all or part of the equity interests or assets of the Target Company held by Party A at any time, either at its own discretion or through its designated person, at the lowest price (the “exercise price”) permitted by the then-current Chinese law.
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Article 3 Representation and Warranty

3.1       Representations and Warranties

Each of the party represents and warrants to the other party that:

(1)	It has all requisite power, capability and authority to execute this Agreement and perform its obligations and liabilities under this agreement. This Agreement constitutes the legally valid and binding obligation to the party and is enforceable against the party in accordance with its terms upon execution.
(2)	The execution, delivery or performance of this Agreement will not (i) lead to violation of any law of the PRC; (ii) conflict with the by-law or other constitutional documents; (iii) lead to breach of or default under any contract or document to which it is a party or which has binding force upon it; (iv) lead to breach of any conditions on the basis of which any permit or approval is issued to any party hereto and (or) maintenance thereof.
(3)	The information provided by itself or its agents, employees or representatives to the other party is true, complete, accurate and no misleading in all material respect.

3.2       Additional Representations and Warranties of the Target Company and Party A

The Target Company and Party A provide to Party B the following additional representations and warranties:

(1)	Party A has good and sellable title to its equity in the Target Company, except for the pledges stipulated under the <Equity Pledge Agreement> signed by the parties on the same day with the agreement, and there is no other right burden on it.
(2)	The Target Company has good and sellable ownership of all its assets and there is no any security interest or other rights burden on such assets.
(3)	The Target Company complies with all applicable laws and regulations (including but not limited to the laws and regulations applicable to asset acquisition)
(4)	There are no pending or potential litigation, arbitration or administrative proceedings relating to the Target Company or its equity or assets.
(5)	After Party B or its designated person exercises the purchase option under this Agreement to obtain the underlying equity or assets, the Target Company and Part A will not take any detriment action to the validity or any interests of the equity or assets, or the validity of the act of transferring the equity or assets.
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Article 4 Other Provisions

4.1       Prohibition of the Target Company

Before Party B or its nominated person excises the purchase option to acquire the entire equity or assets of the Target Company, without Party B’s prior written consent, the Target Company is prohibited to:

(1)	Sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in any asset, business or income, or allow any other security interest to be set up on it;
(2)	Enter into the transactions that will materially affect its assets, liabilities, operations, equity and other legal rights;
(3)	Occur, inherit, guarantee or allow to have any debt, except for the debt which is (i) incurred in the ordinary course of business other than the debt arising from the borrowing; and(ii)disclosed to Party B and approved by Party B in writing;
(4)	Sign any contract involving any obligation(whether there is an obligation or not) or single payment exceeding RMB 100 thousand per year or accumulatively exceeding RMB 500 thousand, or be bound by such contract (a series of related contracts shall be deemed as one contract and the amount involved in the series of contracts should be calculated cumulatively);
(5)	Provide loans or credit to anyone;
(6)	Merge or associate with anyone or acquire or invest in anyone;
(7)	Enter into any agreement or arrangement with any of its affiliates, except for an agreement or arrangement with Party B signed on the same date as this Agreement; or
(8)	Distribute dividends to shareholders in any form.

4.2       Prohibition of the Target Company and Party A

Before B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company without the prior written consent of Party B, the Target Company, Party A shall not jointly or unilaterally conduct the following actions:

(1)	Sell, transfer, mortgage or otherwise dispose of the Target Company’s equity/assets or allow any equity burden on it, except for pledges made under the <Equity Pledges Agreement> signed by the parties on the same day as this Agreement;
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(2)	Add, change or modify the Articles of Associations of the Target Company in any way, and such supplements, changes or modifications will materially affect the Target Company’s assets, liabilities, operations, equity and other legal rights;
(3)	Appoint, revoke or replace any director, supervisor or manager of the Target Company;
(4)	Increase or decrease the registered capital of the Target Company or change its shareholding structure in any other way;
(5)	Promote the Target Company to enter into transactions that will materially affect its assets, liabilities, operations, equity and other legal rights; or
(6)	Procure the shareholders meeting of the Target Company to pass resolution regarding dividend distribution.

4.3       Actions of the Target Company and Party A

Before Party B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, the Target Company and Party A shall:

(1)	Maintain the existing of the Target Company in accordance with good financial and commercial standards; practice and operate its business cautiously and effectively;
(2)	Operate all the business of the Target Company in the ordinary course of business in order to maintain the asset value of the Target Company and perform no action /inaction which may affect its operating status or asset value;
(3)	At the request of Party B, provide all information regarding operation and financial status of the Target Company;
(4)	Notify B promptly of litigation, arbitration or administrative procedures that have occurred or may occur in connection with the Target Company or its equity or assets;
(5)	Purchase insurance from the insurance company accepted by Party B and maintain the insurance at all times, and the amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually adopted by the company operating similar businesses or having similar assets or assets in the same region;
(6)	In order to maintain ownership of entire assets of the Target Company, sign all necessary and appropriate documents; take all necessary and appropriate actions and make all necessary and appropriate charge and appropriate defenses against all claims;
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(7)	Distribute all the distributable profits of the Target Company to its shareholders immediately upon the request of Party B; and
(8)	Appoint any person designated by Party B as the director of the Target Company upon the request of Party B.

Article 5 Compensation

5.1	If any of the representations or warranties made by any party under Article 3 become untrue or inaccurate, the relevant party shall promptly notify other party in writing and shall provide remedies according to reasonable requests made by the other party. Each party agrees to indemnify any other party the debts, obligations, compensation, fines, awards, litigation, cost, expenses and disbursements which are arising from or relating to any untruthfulness or inaccuracy in the representations and warranties made under Article 3 or because of any breach of agreement or provision under this Agreement.

Article 6 Confidentiality

6.1       General Obligation

Within 5 years after the expiration of this Agreement and after termination of this Agreement for any reason, without prior consent of the parties, either party shall be responsible for any oral or written information obtained by this Agreement and any other party from the other party in performing this Agreement (the “Confidential Information”) is confidential and may not disclose any Confidential Information to any other person.

6.2       Disclosure to the Recipient

In order to achieve the purpose of this Agreement, both parties may disclose the Confidential Information to its directors, officers, managers, partners, employees and legal, financial and professional advisors (collectively referred to as the “Recipients”) on a need-to-know basis.

6.3       Obligations of the Recipients

The parties shall ensure that their respective Recipients are aware of and comply with all their confidentiality obligations under this Agreement, as if the recipient were a party to this Agreement.

6.4       Exceptions

The Clause 6.1 shall not apply to:

(1)	The Confidential Information which is already in the public domain or comes into the public domain otherwise than by a breach of any obligation of confidentiality; or which
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(2)	Disclosures by either party in accordance with the requirements of any applicable law, regulation, any regulatory department or any applicable rules of any stock exchange, but such disclosure is limited to the scope of such regulations or requirements and is feasible under the circumstances, other party should be given the opportunity to review the contents of the disclosure and provide comments on the disclosure before disclosure;
(3)	Disclosures by any party pursuant to any governmental regulation or judicial or regulatory process or in any judicial, regulatory or arbitral proceedings in any legal proceedings, proceedings or proceedings arising out of or in connection with this Agreement, but relevant disclosures are limited to the scope of these requirements or procedural requirements, and where feasible, other party are given the opportunity to review the disclosure and provide comments on the disclosure before disclosure.

Article 7 Term and Termination

7.1       Term

This Agreement shall come into force after execution by the authorized representatives of both parties on the date first written above. This Agreement shall be valid for ten (10) years unless Party B terminates it early in accordance with the provisions of Article 7.2, or both parties agree in writing to terminate it ahead of schedule. Unless Party B notify Party A in writing thirty (30) days in advance that the Agreement will not be renewed, the term of this Agreement shall be automatically renewed for one (1) year at the expiration date of the validity term, and so on.

7.2       Termination

The Target Company and Party A shall not terminate this Agreement in any circumstance for any reason. Party B may at its own discretion terminate the agreement upon a one-month prior written notice.

(1)	Any party does not comply with any obligations, stipulations and conditions in this Agreement, and the party does not correct such breach within ten (10) days after Party B sends a written notice to Party A; and
(2)	The Target Company suspends its business, loses the ability to repay the debts, becomes bankruptcy or the object of liquidation or dissolution procedures, is not able to repay the debts due and payable or dissolved according to laws.

7.3       Action after Termination

The other party is not entitled to claim any right to the pledgee for any loss (including loss of business or profits) suffered by the termination of this Agreement for any reason. Termination of this Agreement does not infringe any rights or remedies of any party prior to termination and does not affect the performance by any party of any of its obligations prior to the termination of this Agreement.

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7.4       Continue to be Effective

The Article 5, 6, Clause 7.3-7.4, Article 8, Clause 9.1-9.3 and Clause 9.8-9.9 shall remain valid after the termination of this Agreement.

Article 8 Notice

8.1	Unless there is a written notice to change the address specified in the preamble of this agreement, any notices by the Parties hereunder shall be sent by hand delivery, facsimile, registered mail to the addresses. If the notice is sent by registered mail, the receipt date recorded on the mail receipt shall be deemed as the service date. If it is delivered by hand or by fax, the date of delivery shall be deemed as the service day. If it is delivered by fax, the original should be sent to the above address by registered mail or delivered by hand immediately after the facsimile notice is served.

Article 9 Miscellaneous Provisions

9.1       Governing Law

The signing, interpretation, performance and termination of this Agreement, shall be governed by and interpreted in accordance with the laws of the People’s Republic of China.

9.2       Resolution of Disputes

Any dispute arising out of the interpretation and performance of any terms of this Agreement shall be settled by the parties through bona fide negotiation. Should the parties cannot reach an agreement to resolve the dispute with 30 days after a party submits the request of dispute negotiation, either party has the right to submit the dispute to Xiamen Arbitration Committee, where 3 arbitrators will settle the dispute according the arbitration rules of the Committee that are in force at that time. The arbitration language is Chinese. The award shall be final and binding on all parties. The arbitration fees shall be borne by the losing party unless otherwise specified by the arbitration tribunal.

9.3       Severability

In the event that any provisions hereof shall be found invalid, illegal or unenforceable due to inconformity with relevant laws, such provisions shall be invalid or unenforceable only within the relevant jurisdiction and of no prejudice to the remaining provisions. The Parties shall, through consultation in good faith, revise as far as permitted by law and in a manner most approximate to the original intention of the parties, such invalid and unenforceable provisions to the extent to which the provisions are lawful, valid and enforceable, and such revised provisions shall be, as far as possible, of same financial efficacy with those provisions that are invalid, unlawful or unenforceable.

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9.4       Waiver

Any failure of any party to exercise or timely exercise any right, power or remedy under this Agreement shall not be deemed as a waiver, and any exercise of the relevant rights, power or remedy at any one time will not prevent the further exercise of such rights, power or remedy or exercise any other right, power or remedy. Without limiting the foregoing, any party waving any other party’s violation of any provisions of this Agreement shall not be deemed to have waived any later violation of this provision or any other provision of this Agreement.

9.5       Transfer Restoration

This Agreement is binding on all parties and their successors and approved transferees. After informing other party in advance, Party B may transfer its rights and obligations under this Agreement to any person it designates. The other party cannot transfer any of their rights and obligations without Party B’s prior written consent.

9.6       Integrity of this Agreement

The agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and replaces all oral and/or written agreement, understanding and arrangements of the parties prior to the conclusion of this Agreement.

9.7       Amendment

Any amendments and supplement to this Agreement shall be made in writing by the parties. Any modification or supplement to this Agreement duly executed by the parties constitutes an integral part of this Agreement and shall have the same legal validity as this Agreement.

9.8       Titles

The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.9       Copies

This Agreement may be executed in one or more counterparts and all of which together shall constitute the same one instrument with equal legal validity.

(The following is signature page without content of agreement)

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In witness whereof, both parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

Party A	Party B

(Name Seal)	(Common Seal)

Signature: /s/ Shaohong Chen	Signature (Authorized Representative): /s/ Xiamen Duwei Consulting Management Co., Ltd.

Target Company

(Common Seal)

Signature (Authorized Representative): /s/ Fujian Blue Hat Interactive Entertainment Technology Ltd.

22

Call Option Agreement

Between

Fujian Blue Hat Interactive Entertainment Technology Ltd.

And

Xiamen Duwei Consulting Management Co., Ltd.

November 13, 2018

23

Call Option Agreement

Party A: Weiling ZHANG

Identification Number: 410121197307080523

Address: Unit 1#1005, No.563 Tian He Lane, Tianhe District, Guangzhou, Guangdong Province

Party B: Xiamen Duwei Consulting Management Co., Ltd.

Legal representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center, No.97 Xiangyu Road, Administration of Xiamen Area of China (Fujian) Pilot Free Trade Zone

Target Company: Fujian Blue Hat Interactive Entertainment Technology Ltd. (the "Target Company")

Legal Representative: Xiaodong CHEN

Address: Room 402, Floor 4, Industrial Design Center, Cross-Strait Longshan Culture Creative Industry Park, No.84, South Longshan Road, Siming District, Xiamen

Whereas:

(1)	The Target Company is a company limited by shares incorporated lawfully and existing validly within the territory of the People's Republic of China, and Party A holds 2.48% shares as a shareholder of the Target Company.
(2)	Party B is a wholly foreign-owned enterprise incorporated lawfully and existing validly in accordance with the laws of the People's Republic of China and provides technical support, strategic consulting and other related services to the Target Company as an important partner of the Target Company.
(3)	Party A and the Target Company intend to grant the Part B, the exclusive option to purchase all or part of the shares and the assets (including all forms of tangible and intangible assets) of the Target Company held by Party A, either by Party B itself or through its designated person.

Now therefore, through mutual consultation, the parties have reached the following agreements:

Article 1 Grant and Exercise of Call Option

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1.1	Granting Purchase option

According to the requirements of Chinese laws and the provisions of this Agreement, the parties agree that Party B own the exclusive right to choose at any time to purchase all or part of shares or assets of the Target Company held by Party A through Party B itself or its designated person (herein after referred to as "Purchase Options") The purchase options may be exercised by Party B or the person designated by Party B which is irrevocable during the term of this Agreement. Party A agrees that any third party except for Party B shall not own purchase options to the shares or assets of the Target Company or other rights related to the Target Company.

1.2	Exercise of Option

Based on the requirements of Chinese law, Party B or its nominated person may send a written notice to Party A and/or the Target Company (as the case may be) (hereinafter referred to as the "Notice of Exercise") and specify that it will purchase the shares or the shares of the assets purchased from the Target Company (hereinafter referred to as the "Purchased Shares/Assets") and the way of purchase, the purchase options are excised. Party B or its designee may independently decide when, how and how often to exercise the option.

1.3	Effect of Notice of Exercise

Within thirty (30) days from receipt of the notice of execution, Party A and/or the Target Company (as the case may be) shall sign the Equity/Asset Transfer Contract and other documents (the "Transfer Documents") for the transfer with Party B or its nominated person. And Party A irrevocably waived its right of first refusal to purchase all the other shares sold by the other party to Party B.

1.4	Registration

After the transfer documents are signed, Party A and/or the Target Company must unconditionally cooperate with Party B to handle any necessary matters related with transfer including approvals, permits, registrations, filings, etc. Party A shall transfer without any security interests the effective ownership of purchased equity/asset to Party B or its designated person who become the registered owner of the purchased equity/asset.

1.5	Joint Responsibility

The obligations and responsibilities of Party A and the Target Company to Part B are joint liability under this Agreement.

Article 2 Subscription Price

2.1	Subject to applicable PRC laws, Party B has the right to purchases all or part of the equity interests or assets of the Target Company held by Party A at any time, either at its
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own discretion or through its designated person, at the lowest price (the "exercise price") permitted by the then-current Chinese law.

Article 3 Representation and Warranty

3.1	Representations and Warranties

Each of the party represents and warrants to the other party that:

(1)	It has all requisite power, capability and authority to execute this Agreement and perform its obligations and liabilities under this agreement. This Agreement constitutes the legally valid and binding obligation to the party and is enforceable against the party in accordance with its terms upon execution.
(2)	The execution, delivery or performance of this Agreement will not (i) lead to violation of any law of the PRC; (ii) conflict with the by-law or other constitutional documents; (iii) lead to breach of or default under any contract or document to which it is a party or which has binding force upon it; (iv) lead to breach of any conditions on the basis of which any permit or approval is issued to any party hereto and (or) maintenance thereof.
(3)	The information provided by itself or its agents, employees or representatives to the other party is true, complete, accurate and no misleading in all material respect·
3.2	Additional Representations and Warranties of the Target Company and Party A

The Target Company and Party A provide to Party B the following additional representations and warranties:

(1)	Party A has good and sellable title to its equity in the Target Company, except for the pledges stipulated under the <Equity Pledge Agreement> signed by the parties on the same day with the agreement, and there is no other right burden on it.
(2)	The Target Company has good and sellable ownership of all its assets and there is no any security interest or other rights burden on such assets.
(3)	The Target Company complies with all applicable laws and regulations (including but not limited to the laws and regulations applicable to asset acquisition)
(4)	There are no pending or potential litigation, arbitration or administrative proceedings relating to the Target Company or its equity or assets.
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(5)	After Party B or its designated person exercises the purchase option under this Agreement to obtain the underlying equity or assets, the Target Company and Part A will not take any detriment action to the validity or any interests of the equity or assets, or the validity of the act of transferring the equity or assets.

Article 4 Other Provisions

4.1	Prohibition of the Target Company

Before Party B or its nominated person excises the purchase option to acquire the entire equity or assets of the Target Company, without Party B's prior written consent, the Target Company is prohibited to:

(1)	Sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in any asset, business or income, or allow any other security interest to be set up on it;
(2)	Enter into the transactions that will materially affect its assets, liabilities, operations, equity and other legal rights;
(3)	Occur, inherit, guarantee or allow to have any debt, except for the debt which is (i) incurred in the ordinary course of business other than the debt arising from the borrowing; and (ii) disclosed to Party B and approved by Party B in writing;
(4)	Sign any contract involving any obligation (whether there is an obligation or not) or single payment exceeding RMB 100 thousand per year or accumulatively exceeding RMB 500 thousand, or be bound by such contract (a series of related contracts shall be deemed as one contract and the amount involved in the series of contracts should be calculated cumulatively);
(5)	Provide loans or credit to anyone;
(6)	Merge or associate with anyone or acquire or invest in anyone;
(7)	Enter into any agreement or arrangement with any of its affiliates, except for an agreement or arrangement with Party B signed on the same date as this Agreement; or
(8)	Distribute dividends to shareholders in any form.
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4.2	Prohibition of the Target Company and Party A

Before B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, without the prior written consent of Party B, the Target Company, Party A shall not jointly or unilaterally conduct the following actions:

(1)	Sell, transfer, mortgage or otherwise dispose of the Target Company's equity/assets or allow any equity burden on it, except for pledges made under the<Equity Pledges Agreement>signed by the parties on the same day as this Agreement;
(2)	Add, change or modify the Articles of Associations of the Target Company in any way, and such supplements, changes or modifications will materially affect the Target Company’s assets, liabilities, operations, equity and other legal rights;
(3)	Appoint, revoke or replace any director, supervisor or manager of the Target Company;
(4)	Increase or decrease the registered capital of the Target Company or change its shareholding structure in any other way;
(5)	Promote the Target Company to enter into transactions that will materially affect its assets, liabilities, operations, equity and other legal rights; or
(6)	Procure the shareholders meeting of the Target Company to pass resolution regarding dividend distribution.
4.3	Actions of the Target Company and Party A

Before Party B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, the Target Company and Party A shall:

(1)	Maintain the existing of the Target Company in accordance with good financial and commercial standards; practice and operate its business cautiously and effectively;
(2)	Operate all the business of the Target Company in the ordinary course of business in order to maintain the asset value of the Target Company and perform no action /inaction which may affect its operating status or asset value;
(3)	At the request of Party B, provide all information regarding operation and financial status of the Target Company;
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(4)	Notify B promptly of litigation, arbitration or administrative procedures that have occurred or may occur in connection with the Target Company or its equity or assets;
(5)	Purchase insurance from the insurance company accepted by Party B and maintain the insurance at all times, and the amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually adopted by the company operating similar businesses or having similar assets or assets in the same region;
(6)	In order to maintain ownership of entire assets of the Target Company, sign all necessary and appropriate documents; take all necessary and appropriate actions and make all necessary and appropriate charge and appropriate defenses against all claims;
(7)	Distribute all the distributable profits of the Target Company to its shareholders immediately upon the request of Party B; and
(8)	Appoint any person designated by Party B as the director of the Target Company upon the request of Party B.

Article 5 Compensation

5.1	If any of the representations or warranties made by any party under Article 3 become untrue or inaccurate, the relevant party shall promptly notify other party in writing and shall provide remedies according to reasonable requests made by the other party. Each party agrees to indemnify any other party the debts, obligations, compensation, fines, awards, litigation, cost, expenses and disbursements which are arising from or relating to any untruthfulness or inaccuracy in the representations and warranties made under Article 3 or because of any breach of agreement or provision under this Agreement.

Article 6 Confidentiality

6.1	General Obligation

Within 5 years after the expiration of this Agreement and after termination of this Agreement for any reason, without prior consent of the parties, either party shall be responsible for any oral or written information obtained by this Agreement and any other party from the other party in performing this Agreement (the "Confidential Information") is confidential and may not disclose any Confidential Information to any other person.

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6.2	Disclosure to the Recipient

In order to achieve the purpose of this Agreement, both parties may disclose the Confidential Information to its directors, officers, managers, partners, employees and legal, financial and professional advisors (collectively referred to as the "Recipients") on a need-to-know basis.

6.3	Obligations of the Recipients

The parties shall ensure that their respective Recipients are aware of and comply with all their confidentiality obligations under this Agreement, as if the recipient were a party to this Agreement.

6.4	Exceptions

The Clause 6.1 shall not apply to:

(1)	The Confidential Information which is already in the public domain or comes into the public domain otherwise than by a breach of any obligation of confidentiality; or which
(2)	Disclosures by either party in accordance with the requirements of any applicable law, regulation, any regulatory department or any applicable rules of any stock exchange, but such disclosure is limited to the scope of such regulations or requirements and is feasible under the circumstances, other party should be given the opportunity to review the contents of the disclosure and provide comments on the disclosure before disclosure;
(3)	Disclosures by any party pursuant to any governmental regulation or judicial or regulatory process or in any judicial, regulatory or arbitral proceedings in any legal proceedings, proceedings or proceedings arising out of or in connection with this Agreement, but relevant disclosures are limited to the scope of these requirements or procedural requirements, and where feasible, other party are given the opportunity to review the disclosure and provide comments on the disclosure before disclosure.

Article 7 Term and Termination

7.1	Term

This Agreement shall come into force after execution by the authorized representatives of both parties on the date first written above. This Agreement shall be valid for ten (10) years unless Party B terminates it early in accordance with the provisions of Article 7.2, or both parties agree in writing to terminate it ahead of schedule. Unless Party B notify Party A in writing thirty (30) days in advance that the Agreement will not be renewed,

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the term of this Agreement shall be automatically renewed for one (1) year at the expiration date of the validity term, and so on.

7.2	Termination

The Target Company and Party A shall not terminate this Agreement in any circumstance for any reason. Party B may at its own discretion terminate the agreement upon a one-month prior written notice.

(1)	Any party does not comply with any obligations, stipulations and conditions in this Agreement, and the party does not correct such breach within ten (10) days after Party B sends a written notice to Party A; and
(2)	The Target Company suspends its business, loses the ability to repay the debts, becomes bankruptcy or the object of liquidation or dissolution procedures, is not able to repay the debts due and payable or dissolved according to laws.
7.3	Action after Termination

The other party is not entitled to claim any right to the pledgee for any loss (including loss of business or profits) suffered by the termination of this Agreement for any reason, Termination of this Agreement does not infringe any rights or remedies of any party prior to termination and does not affect the performance by any party of any of its obligations prior to the termination of this Agreement.

7.4	Continue to be Effective

The Article 5, 6, Clause 7.3-7.4, Article 8, Clause 9.1-9.3 and Clause 9.8-9.9 shall remain valid after the termination of this Agreement.

Article 8 Notice

8.1	Unless there is a written notice to change the address specified in the preamble of this agreement, any notices by the Parties hereunder shall be sent by hand delivery, facsimile, registered mail to the addresses. If the notice is sent by registered mail, the receipt date recorded on the mail receipt shall be deemed as the service date. If it is delivered by hand or by fax, the date of delivery shall be deemed as the service day. If it is delivered by fax, the original should be sent to the above address by registered mail or delivered by hand immediately after the facsimile notice is served.

Article 9

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Miscellaneous Provisions

9.1	Governing Law

The signing, interpretation, performance and termination of this Agreement, shall be governed by and interpreted in accordance with the laws of the People's Republic of China.

9.2	Resolution of Disputes

Any dispute arising out of the interpretation and performance of any terms of this Agreement shall be settled by the parties through bona fide negotiation. Should the parties cannot reach an agreement to resolve the dispute with 30 days after a party submits the request of dispute negotiation, either party has the right to submit the dispute to Xiamen Arbitration Committee, where 3 arbitrators will settle the dispute according the arbitration rules of the Committee that are in force at that time. The arbitration language is Chinese. The award shall be final and binding on all parties. The arbitration fees shall be borne by the losing party unless otherwise specified by the arbitration tribunal

9.3	Severability

In the event that any provisions hereof shall be found invalid, illegal or unenforceable due to inconformity with relevant laws, such provisions shall be invalid or unenforceable only within the relevant jurisdiction and of no prejudice to the remaining provisions. The Parties shall, through consultation in good faith, revise as far as permitted by law and in a manner most approximate to the original intention of the parties, such invalid and unenforceable provisions to the extent to which the provisions are lawful, valid and enforceable, and such revised provisions shall be, as far as possible, of same financial efficacy with those provisions that are invalid, unlawful or unenforceable

9.4	Waiver

Any failure of any party to exercise or timely exercise any right, power or remedy under this Agreement shall not be deemed as a waiver, and any exercise of the relevant rights, power or remedy at any one time will not prevent the further exercise of such rights, power or remedy or exercise any other right, power or remedy. Without limiting the foregoing, any party waving any other party's violation of any provisions of this Agreement shall not be deemed to have waived any later violation of this provision or any other provision of this Agreement.

9.5	Transfer Restoration

This Agreement is binding on all parties and their successors and approved transferees. After informing other party in advance, Party B may transfer its rights and obligations under this Agreement to any person it designates. The other party cannot transfer any of their rights and obligations without Party B's prior written consent.

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9.6	Integrity of this Agreement

The agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and replaces all oral and/or written agreement, understanding and arrangements of the parties prior to the conclusion of this Agreement.

9.7	Amendment

Any amendments and supplement to this Agreement shall be made in writing by the parties. Any modification or supplement to this Agreement duly executed by the parties constitutes an integral part of this Agreement and shall have the same legal validity as this Agreement.

9.8	Titles

The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.9	Copies

This Agreement may be executed in one or more counterparts and all of which together shall constitute the same one instrument with equal legal validity.

(The following is signature page without content of agreement)

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In witness whereof, both parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

Party A	Party B
(Name Seal)	(Common Seal)

Signature: /s/ Weiling Zhang	Signature (Authorized Representative): /s/ Xiamen Duwei Consulting Management Co., Ltd.

Target Company

(Common Seal)

Signature (Authorized Representative): /s/ Fujian Blue Hat Interactive Entertainment Technology Ltd

34

Call Option Agreement

Between

Fujian Blue Hat Interactive Entertainment Technology Ltd.

And

Xiamen Duwei Consulting Management Co., Ltd.

November 13, 2018

35

Call Option Agreement

Party A: Juanjuan CAI

Identification Number: 35010219660803036X

Address: Room 2605, No.108 East Taojin Road, Yuexiu District, Guangzhou

Party B: Xiamen Duwei Consulting Management Co., Ltd.

Legal representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center, No.97 Xiangyu Road, Administration of Xiamen Area of China (Fujian) Pilot Free Trade Zone

Target Company: Fujian Blue Hat Interactive Entertainment Technology Ltd. (the “Target Company”)

Legal Representative: Xiaodong CHEN

Address: Room 402, Floor 4, Industrial Design Center, Cross-Strait Longshan Culture Creative Industry Park, No.84, South Longshan Road, Siming District, Xiamen

Whereas:

(1)	The Target Company is a company limited by shares incorporated lawfully and existing validly within the territory of the People’s Republic of China, and Party A holds 3% shares as a shareholder of the Target Company.
(2)	Party B is a wholly foreign-owned enterprise incorporated lawfully and existing validly in accordance with the laws of the People’s Republic of China and provides technical support, strategic consulting and other related services to the Target Company as an important partner of the Target Company.
(3)	Party A and the Target Company intend to grant the Part B, the exclusive option to purchase all or part of the shares and the assets (including all forms of tangible and intangible assets) of the Target Company held by Party A, either by Party B itself or through its designated person.

Now therefore, through mutual consultation, the parties have reached the following agreements:

Article 1 Grant and Exercise of Call Option

1.1       Granting Purchase Option

According to the requirements of Chinese laws and the provisions of this Agreement, the parties agree that Party B own the exclusive right to choose at any time to purchase all or part of shares or assets of the Target Company held by Party A through Party B itself or

36

its designated person (herein after referred to as “Purchase Options”) The purchase options may be exercised by Party B or the person designated by Party B which is irrevocable during the term of this Agreement. Party A agrees that any third party except for Party B shall not own purchase options to the shares or assets of the Target Company or other rights related to the Target Company.

1.2       Exercise of Option

Based on the requirements of Chinese law, Party B or its nominated person may send a written notice to Party A and/or the Target Company (as the case may be) (hereinafter referred to as the “Notice of Exercise”) and specify that it will purchase the shares or the shares of the assets purchased from the Target Company (hereinafter referred to as the “Purchased Shares/Assets”) and the way of purchase, the purchase options are excised. Party B or its designee may independently decide when, how and how often to exercise the option.

1.3       Effect of Notice of Exercise

Within thirty (30) days from receipt of the notice of execution, Party A and/or the Target Company (as the case may be) shall sign the Equity/Asset Transfer Contract and other documents (the “Transfer Documents”) for the transfer with Party B or its nominated person. And Party A irrevocably waived its right of first refusal to purchase all the other shares sold by the other party to Party B.

1.4       Registration

After the transfer documents are signed, Party A and/or the Target Company must unconditionally cooperate with Party B to handle any necessary matters related with transfer including approvals, permits, registrations, filings, etc. Party A shall transfer without any security interests the effective ownership of purchased equity/asset to Party B or its designated person who become the registered owner of the purchased equity/asset.

1.5       Joint Responsibility

The obligations and responsibilities of Party A and the Target Company to Part B are joint liability under this Agreement.

Article 2 Subscription Price

2.1	Subject to applicable PRC laws, Party B has the right to purchases all or part of the equity interests or assets of the Target Company held by Party A at any time, either at its own discretion or through its designated person, at the lowest price (the “exercise price”) permitted by the then-current Chinese law.

Article 3 Representation and Warranty

3.1       Representations and Warranties

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Each of the party represents and warrants to the other party that:

(1)	It has all requisite power, capability and authority to execute this Agreement and perform its obligations and liabilities under this agreement. This Agreement constitutes the legally valid and binding obligation to the party and is enforceable against the party in accordance with its terms upon execution.
(2)	The execution, delivery or performance of this Agreement will not (i) lead to violation of any law of the PRC; (ii) conflict with the by-law or other constitutional documents; (iii) lead to breach of or default under any contract or document to which it is a party or which has binding force upon it; (iv) lead to breach of any conditions on the basis of which any permit or approval is issued to any party hereto and (or) maintenance thereof.
(3)	The information provided by itself or its agents, employees or representatives to the other party is true, complete, accurate and no misleading in all material respect.

3.2       Additional Representations and Warranties of the Target Company and Party A

The Target Company and Party A provide to Party B the following additional representations and warranties:

(1)	Party A has good and sellable title to its equity in the Target Company, except for the pledges stipulated under the <Equity Pledge Agreement> signed by the parties on the same day with the agreement, and there is no other right burden on it.
(2)	The Target Company has good and sellable ownership of all its assets and there is no any security interest or other rights burden on such assets.
(3)	The Target Company complies with all applicable laws and regulations (including but not limited to the laws and regulations applicable to asset acquisition)
(4)	There are no pending or potential litigation, arbitration or administrative proceedings relating to the Target Company or its equity or assets.
(5)	After Party B or its designated person exercises the purchase option under this Agreement to obtain the underlying equity or assets, the Target Company and Part A will not take any detriment action to the validity or any interests of the equity or assets, or the validity of the act of transferring the equity or assets.

Article 4 Other Provisions

4.1       Prohibition of the Target Company

Before Party B or its nominated person excises the purchase option to acquire the entire equity or assets of the Target Company, without Party B’s prior written consent, the Target Company is prohibited to:

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(1)	Sell, transfer, mortgage or otherwise dispose of any legal or beneficial interest in any asset, business or income, or allow any other security interest to be set up on it;
(2)	Enter into the transactions that will materially affect its assets, liabilities, operations, equity and other legal rights;
(3)	Occur, inherit, guarantee or allow to have any debt, except for the debt which is (i) incurred in the ordinary course of business other than the debt arising from the borrowing; and(ii)disclosed to Party B and approved by Party B in writing;
(4)	Sign any contract involving any obligation(whether there is an obligation or not) or single payment exceeding RMB 100 thousand per year or accumulatively exceeding RMB 500 thousand, or be bound by such contract (a series of related contracts shall be deemed as one contract and the amount involved in the series of contracts should be calculated cumulatively);
(5)	Provide loans or credit to anyone;
(6)	Merge or associate with anyone or acquire or invest in anyone;
(7)	Enter into any agreement or arrangement with any of its affiliates, except for an agreement or arrangement with Party B signed on the same date as this Agreement; or
(8)	Distribute dividends to shareholders in any form.

4.2       Prohibition of the Target Company and Party A

Before B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company without the prior written consent of Party B, the Target Company, Party A shall not jointly or unilaterally conduct the following actions:

(1)	Sell, transfer, mortgage or otherwise dispose of the Target Company’s equity/assets or allow any equity burden on it, except for pledges made under the <Equity Pledges Agreement> signed by the parties on the same day as this Agreement;
(2)	Add, change or modify the Articles of Associations of the Target Company in any way, and such supplements, changes or modifications will materially affect the Target Company’s assets, liabilities, operations, equity and other legal rights;
(3)	Appoint, revoke or replace any director, supervisor or manager of the Target Company;
(4)	Increase or decrease the registered capital of the Target Company or change its shareholding structure in any other way;
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(5)	Promote the Target Company to enter into transactions that will materially affect its assets, liabilities, operations, equity and other legal rights; or
(6)	Procure the shareholders meeting of the Target Company to pass resolution regarding dividend distribution.

4.3       Actions of the Target Company and Party A

Before Party B or its designated person exercises the purchase option to acquire the entire equity or assets of the Target Company, the Target Company and Party A shall:

(1)	Maintain the existing of the Target Company in accordance with good financial and commercial standards; practice and operate its business cautiously and effectively;
(2)	Operate all the business of the Target Company in the ordinary course of business in order to maintain the asset value of the Target Company and perform no action /inaction which may affect its operating status or asset value;
(3)	At the request of Party B, provide all information regarding operation and financial status of the Target Company;
(4)	Notify B promptly of litigation, arbitration or administrative procedures that have occurred or may occur in connection with the Target Company or its equity or assets;
(5)	Purchase insurance from the insurance company accepted by Party B and maintain the insurance at all times, and the amount and type of insurance to be maintained shall be the same as the amount and type of insurance usually adopted by the company operating similar businesses or having similar assets or assets in the same region;
(6)	In order to maintain ownership of entire assets of the Target Company, sign all necessary and appropriate documents; take all necessary and appropriate actions and make all necessary and appropriate charge and appropriate defenses against all claims;
(7)	Distribute all the distributable profits of the Target Company to its shareholders immediately upon the request of Party B; and
(8)	Appoint any person designated by Party B as the director of the Target Company upon the request of Party B.

Article 5 Compensation

5.1	If any of the representations or warranties made by any party under Article 3 become untrue or inaccurate, the relevant party shall promptly notify other party in writing and shall provide remedies according to reasonable requests made by the other party. Each
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party agrees to indemnify any other party the debts, obligations, compensation, fines, awards, litigation, cost, expenses and disbursements which are arising from or relating to any untruthfulness or inaccuracy in the representations and warranties made under Article 3 or because of any breach of agreement or provision under this Agreement.

Article 6 Confidentiality

6.1       General Obligation

Within 5 years after the expiration of this Agreement and after termination of this Agreement for any reason, without prior consent of the parties, either party shall be responsible for any oral or written information obtained by this Agreement and any other party from the other party in performing this Agreement (the “Confidential Information”) is confidential and may not disclose any Confidential Information to any other person.

6.2       Disclosure to the Recipient

In order to achieve the purpose of this Agreement, both parties may disclose the Confidential Information to its directors, officers, managers, partners, employees and legal, financial and professional advisors (collectively referred to as the “Recipients”) on a need-to-know basis.

6.3       Obligations of the Recipients

The parties shall ensure that their respective Recipients are aware of and comply with all their confidentiality obligations under this Agreement, as if the recipient were a party to this Agreement.

6.4       Exceptions

The Clause 6.1 shall not apply to:

(1)	The Confidential Information which is already in the public domain or comes into the public domain otherwise than by a breach of any obligation of confidentiality; or which
(2)	Disclosures by either party in accordance with the requirements of any applicable law, regulation, any regulatory department or any applicable rules of any stock exchange, but such disclosure is limited to the scope of such regulations or requirements and is feasible under the circumstances, other party should be given the opportunity to review the contents of the disclosure and provide comments on the disclosure before disclosure;
(3)	Disclosures by any party pursuant to any governmental regulation or judicial or regulatory process or in any judicial, regulatory or arbitral proceedings in any legal proceedings, proceedings or proceedings arising out of or in connection with this Agreement, but relevant disclosures are limited to the scope of these requirements or procedural requirements, and where feasible, other party are given the opportunity to review the disclosure and provide comments on the disclosure before disclosure.
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Article 7 Term and Termination

7.1       Term

This Agreement shall come into force after execution by the authorized representatives of both parties on the date first written above. This Agreement shall be valid for ten (10) years unless Party B terminates it early in accordance with the provisions of Article 7.2, or both parties agree in writing to terminate it ahead of schedule. Unless Party B notify Party A in writing thirty (30) days in advance that the Agreement will not be renewed, the term of this Agreement shall be automatically renewed for one (1) year at the expiration date of the validity term, and so on.

7.2       Termination

The Target Company and Party A shall not terminate this Agreement in any circumstance for any reason. Party B may at its own discretion terminate the agreement upon a one-month prior written notice.

(1)	Any party does not comply with any obligations, stipulations and conditions in this Agreement, and the party does not correct such breach within ten (10) days after Party B sends a written notice to Party A; and
(2)	The Target Company suspends its business, loses the ability to repay the debts, becomes bankruptcy or the object of liquidation or dissolution procedures, is not able to repay the debts due and payable or dissolved according to laws.

7.3       Action after Termination

The other party is not entitled to claim any right to the pledgee for any loss (including loss of business or profits) suffered by the termination of this Agreement for any reason. Termination of this Agreement does not infringe any rights or remedies of any party prior to termination and does not affect the performance by any party of any of its obligations prior to the termination of this Agreement.

7.4       Continue to be Effective

The Article 5, 6, Clause 7.3-7.4, Article 8, Clause 9.1-9.3 and Clause 9.8-9.9 shall remain valid after the termination of this Agreement.

Article 8 Notice

8.1	Unless there is a written notice to change the address specified in the preamble of this agreement, any notices by the Parties hereunder shall be sent by hand delivery, facsimile, registered mail to the addresses. If the notice is sent by registered mail, the receipt date recorded on the mail receipt shall be deemed as the service date. If it is delivered by hand
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or by fax, the date of delivery shall be deemed as the service day. If it is delivered by fax, the original should be sent to the above address by registered mail or delivered by hand immediately after the facsimile notice is served.

Article 9 Miscellaneous Provisions

9.1       Governing Law

The signing, interpretation, performance and termination of this Agreement, shall be governed by and interpreted in accordance with the laws of the People’s Republic of China.

9.2       Resolution of Disputes

Any dispute arising out of the interpretation and performance of any terms of this Agreement shall be settled by the parties through bona fide negotiation. Should the parties cannot reach an agreement to resolve the dispute with 30 days after a party submits the request of dispute negotiation, either party has the right to submit the dispute to Xiamen Arbitration Committee, where 3 arbitrators will settle the dispute according the arbitration rules of the Committee that are in force at that time. The arbitration language is Chinese. The award shall be final and binding on all parties. The arbitration fees shall be borne by the losing party unless otherwise specified by the arbitration tribunal.

9.3       Severability

In the event that any provisions hereof shall be found invalid, illegal or unenforceable due to inconformity with relevant laws, such provisions shall be invalid or unenforceable only within the relevant jurisdiction and of no prejudice to the remaining provisions. The Parties shall, through consultation in good faith, revise as far as permitted by law and in a manner most approximate to the original intention of the parties, such invalid and unenforceable provisions to the extent to which the provisions are lawful, valid and enforceable, and such revised provisions shall be, as far as possible, of same financial efficacy with those provisions that are invalid, unlawful or unenforceable.

9.4       Waiver

Any failure of any party to exercise or timely exercise any right, power or remedy under this Agreement shall not be deemed as a waiver, and any exercise of the relevant rights, power or remedy at any one time will not prevent the further exercise of such rights, power or remedy or exercise any other right, power or remedy. Without limiting the foregoing, any party waving any other party’s violation of any provisions of this Agreement shall not be deemed to have waived any later violation of this provision or any other provision of this Agreement.

9.5       Transfer Restoration

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This Agreement is binding on all parties and their successors and approved transferees. After informing other party in advance, Party B may transfer its rights and obligations under this Agreement to any person it designates. The other party cannot transfer any of their rights and obligations without Party B’s prior written consent.

9.6       Integrity of this Agreement

The agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and replaces all oral and/or written agreement, understanding and arrangements of the parties prior to the conclusion of this Agreement.

9.7       Amendment

Any amendments and supplement to this Agreement shall be made in writing by the parties. Any modification or supplement to this Agreement duly executed by the parties constitutes an integral part of this Agreement and shall have the same legal validity as this Agreement.

9.8       Titles

The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.9       Copies

This Agreement may be executed in one or more counterparts and all of which together shall constitute the same one instrument with equal legal validity.

(The following is signature page without content of agreement)

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In witness whereof, both parties have caused this Agreement to be executed by their respective authorized representatives on the date first above written.

Party A	Party B

(Name Seal)	(Common Seal)

Signature: /s/ Juanjuan Cai	Signature (Authorized Representative): /s/ Xiamen Duwei Consulting Management Co., Ltd.

Target Company

(Common Seal)

Signature (Authorized Representative): /s/ Fujian Blue Hat Interactive Entertainment Technology Ltd.